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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Industries, Inc.:

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (i) on Form S-3 (File No. 33-45756) and (ii) on Form S-8 (File Nos. 2-77677, 33-5412, 33-6004, 33-53771 and 333-1109).

                                          ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 25, 1996